SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-(d)(2))

[ ] Definitive Information Statement

ZALDIVA, INC.

(Name of Registrant as Specified in its Charter)

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4) Proposed maximum aggregate value of transaction: N/A.

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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Contact Person:

Branden T. Burningham, Esq.
Suite 205, 455 East 500 South Street
Salt Lake City, Utah 84111

Tel: 801-363-7411; Fax: 801-355-7126

ZALDIVA, INC.

331 East Commercial Boulevard

Ft. Lauderdale, Florida  33334

(954) 938-4133

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being sent to the stockholders of Zaldiva, Inc., a Florida corporation (the “Company,“ “Zaldiva,” “we,” “our” or “us” or words or similar import) on approximately November 10, 2011.  This Information Statement relates to a resolution to change the Company’s domicile by merging into its newly-formed wholly-owned subsidiary, Zaldiva, Inc., a Nevada corporation (“Zaldiva Nevada”), with each stockholder of the Company to receive one share of Zaldiva Nevada in exchange for every two shares of the Company, and with all fractional shares of Zaldiva Nevada that would otherwise be issued to be rounded up to the nearest whole share (the “Resolution”).  The Resolution was adopted effective as of October 24, 2011, by our entire Board of Directors and certain Company stockholders who collectively own approximately 52.7% of our outstanding voting securities (the “Majority Stockholders”) in accordance with applicable provisions of the Florida Statutes.  The names and number of shares held by the Majority Stockholders are as follows:

Name	No. of Shares Beneficially Owned	Percentage of Outstanding Shares
Nicole Leigh	601,429	3.31%
Robert B. Lees	500,000	2.75%
John A. Palmer, Jr.	607,000	3.34%
Biosystic Systems, Inc.	820,967	4.51%
The Human Cash Register, Inc.	1,104,500	6.01%
Jeffrey A. Olweean	905,692	4.98%
Irina and Mikhail Kliot	895,390	4.92%
Summit Group of Companies, LLC	3,357,142	18.45%
Bill Kaplan	796,300	4.38%
Totals	9,588,420	52.70%

As disclosed in its periodic reports on file with the SEC, the Company has incurred net operating losses for the past several fiscal years, and management is seeking potential mergers or acquisitions that may have a positive effect on profitability.  Our management and Board of Directors believe that changing our domicile from the State of Florida to the State of Nevada may increase the likelihood of such a transaction due to the general perception that Nevada is a “business-friendly” state in which to incorporate.  Furthermore, there are currently 18,194,840 issued and outstanding shares of the Company’s common stock.  Our Board of Directors and the Majority Stockholders believe that a merger share exchange ratio of one share of Zaldiva Nevada common stock for every two shares of Company common stock is in the best interests of the Company in that it will provide the Company with available shares for various corporate purposes, including the sale of common stock and securities convertible into common stock, as well as acquisitions, stock dividends and options.  Our Board of Directors believes that it may be necessary to seek additional debt and/or equity financing in the Company’s 2012 fiscal year, although we have not entered into any definitive discussions with any third parties in this regard.

VOTE REQUIRED FOR APPROVAL AND EFFECTIVE DATE

Vote Required for Approval

Section 607.1103 of the Florida Statutes permits a Florida corporation to merge with a foreign corporation by approval of its Board of Directors and a majority of the votes entitled to be cast on the merger.  Pursuant to Section 607.0725 of the Florida Statutes, stockholder approval of an action may be made by the approval of a majority of the votes in attendance at a meeting at which a quorum (constituting a majority of the votes entitled to be cast on the matter) is present.  Section 607.0704 of the Florida Statutes permits any action that is required to be taken at a meeting of stockholders to be taken without a meeting, without prior notice and without a vote if the action is taken by stockholders having not less than the minimum number of voting shares that would be necessary to take such action at a meeting of stockholders.  Likewise, Section 2.11 of the Company’s Bylaws authorizes any action required to be taken at a meeting of stockholders to be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by a majority of the stockholders entitled to vote on such action.  Under Section 2.09 of our Bylaws, each outstanding share of our common stock is entitled to one vote on each matter submitted to a vote of stockholders.  Under the terms of our Articles of Incorporation, as amended, our preferred stockholders have no voting rights with respect to the change of domicile merger.  The Articles of Incorporation of Zaldiva Nevada provide for a class of preferred stock and a series of Series A Preferred Stock on the same terms as the Articles of Incorporation, as amended, of the Company.  Under Article III.G. of our Articles of Incorporation, as amended, the number of our outstanding shares of Series A Preferred Stock and the number of common shares into which such Series A Preferred Stock is convertible shall be adjusted accordingly to reflect the one-for-two exchange ratio.  The Resolution was adopted by our Board of Directors and by the Majority Stockholders in accordance with Section 607.0704 of the Florida Statutes and Section 2.11 of our Bylaws. See the caption “Voting Securities and Principal Holders Thereof” herein.

The Majority Stockholders, who have consented in writing to approve the Resolution, collectively own approximately 52.7% of our issued and outstanding common stock, and the Company has no outstanding voting securities aside from its common stock.  Accordingly, no additional votes are required or necessary to adopt the Resolution, and none are being solicited hereunder.  There are no voting agreements or other arrangements among the Majority Stockholders with respect to the Resolution or with respect to any other matter.

Effective Date of Actions

Section 607.0704 of the Florida Statutes requires that a Florida corporation give to the non-consenting stockholders notice of any matter that has been adopted by the stockholders without a meeting. Pursuant to Reg. Section 240.14c-2(b) of the SEC, these actions will not be effective until 20 calendar days after the mailing date of the Company’s definitive Information Statement (the “Effective Date”).

DISSENTERS’ RIGHTS OF APPRAISAL

The Company’s stockholders will have appraisal rights under Florida law as a result of the proposed change of domicile merger. Stockholders who oppose the merger (“Dissenting Stockholders”) will have the right to receive payment for the value of their shares as set forth in Sections 607.1301 et seq. of the Florida Statutes. A copy of these sections is attached hereto as Appendix “A” to this Information Statement. The material requirements for a stockholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions.  Stockholders that wish to assert their dissenters’ rights of appraisal should carefully review these provisions.

Under the Florida Statutes, such appraisal rights will be available only to those stockholders who comply with  the  following  procedures:  (i) within  twenty (20) days  after  the Dissenting Stockholder receives this Information Statement, the Dissenting Stockholder shall deliver a notice of his/her/its intent to demand payment of the fair value of his/her/its  shares;  and (ii) the  Dissenting Stockholder  must refrain  from voting in favor of the merger.    Within ten (10) days after the completion of the merger, the Company is required to deliver a written appraisal notice and a form by which the Dissenting Stockholder may state whether he/she/it accepts the Company’s offer to purchase shares as set forth in the appraisal notice.  The appraisal notice must also:  (i) specify a date, which must be no less than forty (40) days and no more than sixty (60) days after the date that the Company sends the appraisal notice, by which the Company must receive the Dissenting Stockholder’s executed form; and (ii) provide the Company’s estimate of the fair value of the shares. If a Dissenting Stockholder timely accepts the same, payment therefor shall be made within ninety (90) days after the Company’s receipt of the form from the Dissenting Stockholder.  However, if the Dissenting Stockholder is dissatisfied with the Company’s offer, he/she/it must notify the Company on the Company-provided form of his/her/its estimate of the shares’ fair market value and demand payment of that amount plus interest.  A stockholder who fails to timely notify the Company of his/her/its fair market value estimate shall be deemed to have waived the right to demand payment of such estimated value and shall be entitled only to the payment offered by the Company.

If the Company and the Dissenting Stockholder are unable to agree with respect to a price, then the Company within sixty (60) days after receipt of written demand from such Dissenting Stockholder shall commence an action in a court of competent jurisdiction in Florida requesting that the fair value of the shares be found and determined. The Company shall pay each Dissenting Stockholder the amount found to be due within ten (10) days after final determination of the proceedings.  Upon payment of such judgment, the Dissenting Stockholder will cease to have any interest in the shares.

Any stockholder who wishes to exercise appraisal rights shall deposit the certificates for his/her/its shares with the Company simultaneously with the return of the appraisal form to the Company.  A Dissenting Stockholder may withdraw from the appraisal process by notifying the Company in writing by the date set forth in the appraisal notice from the Company.

The cost and expenses of any such dissent proceeding, including the reasonable compensation and expenses of court-appointed appraisers, shall be determined by the court and shall be assessed against the Company, but all or any part of such costs and expenses may be apportioned and assessed against the Dissenting Stockholders, in such amount as the court deems equitable, if the court determines that the Company made an offer to the Dissenting Stockholders and the failure to accept such offer was arbitrary, vexatious or not in good faith.  The court may also assess fees and expenses of counsel and experts:  (i) against the Company if the court finds that it did not substantially comply with the Florida dissenter’s rights statute; and (ii) against either the Company or a Dissenting Stockholder, in favor of the other party, if the court finds that the party against whom they are assessed acted arbitrarily, vexatiously or not in good faith.

THE RESOLUTION

MERGER OF THE COMPANY INTO ZALDIVA NEVADA, WITH EACH COMPANY STOCKHOLDER TO RECEIVE ONE SHARE OF ZALDIVA NEVADA IN EXCHANGE FOR EVERY TWO COMPANY SHARES

Reasons for the Change of Domicile.  Our Board of Directors and the Majority Stockholders have adopted a resolution to change the Company’s domicile by merging the Company into its newly-formed wholly-owned subsidiary, Zaldiva Nevada, with each stockholder of the Company to receive one share of Zaldiva Nevada in exchange for every two shares of the Company that he/she/it owns (the “Resolution”).  In the event that any such conversion would result in a stockholder holding a fractional share in Zaldiva Nevada, such fractional share shall be rounded up to the nearest whole share.  By way of example, if a stockholder holds 101 shares of the Company immediately prior to such conversion, he/she/it shall be entitled to receive 51 shares of Zaldiva Nevada upon conversion.  Each share of the Company’s common stock and preferred stock issued and outstanding immediately before the effective date of the Merger shall be canceled without any consideration being issued or paid therefore, without any further action on the part of the holder thereof.  The Resolution does not involve any change to the number of authorized shares of our preferred stock or the rights and preferences of our preferred stock. The Resolution will take effect upon the filing of Articles of merger with the Florida Department of State and the Nevada Secretary of State.  The Company will make this filing as soon as practicable, but no earlier than 20 calendar days after the mailing date of the definitive Information Statement.  Copies of the Articles of Incorporation and the

Bylaws of Zaldiva Nevada are attached as Appendices “B” and “C” hereto, and a copy of the Agreement and Plan of Merger (the “Plan of Merger”) between the Company and Zaldiva Nevada is attached as Appendix “D” hereto.

Our Board of Directors and the Majority Stockholders believe that the Resolution is in the Company’s best interests because:

•

the change of domicile will reduce the Company’s operating costs due to the lower annual taxes and fees that are charged by the State of Nevada;

•

the corporate laws of Nevada provide greater flexibility and simplicity in corporate governance than is available under Florida law. The State of Nevada is known for having adopted comprehensive, modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations.   For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by the Company.  As a result, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the Nevada Revised Statutes (the “NRS”).  The NRS has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate and legal affairs; and

•

the NRS allows the limitation of the personal liability of a Nevada corporation’s directors, and  permits a broader exclusion of liability of both officers and directors to the Company and its shareholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law.  The change of domicile will result in the elimination of any potential liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

As stated in the Company’s periodic reports on file with the Securities and Exchange Commission (the “SEC”), the Company has a history of operating losses and is exploring the possibility of merging with or acquiring an entity whose operations may have a positive effect on the Company’s profitability.  Our Board of Directors and Majority Stockholders believe that the Resolution will make the Company a more desirable candidate for any such transaction due to the well-known and generally business-friendly nature of Nevada corporate law.  As of the date of this Information Statement, the Company has not entered into any definitive agreement with respect to such a transaction.

Principal Features of the Resolution.  In order to change the Company’s domicile from the State of Florida to the State of Nevada, the Company will merge with and into Zaldiva Nevada, which is the Company’s wholly-owned Nevada subsidiary (the “Reincorporation Merger”).  Although the articles of incorporation and bylaws of both corporations are similar in most respects, in some respects there are substantive differences between the Articles of Incorporation and Bylaws of both corporations, which are discussed below.  There are also certain substantive differences between the Florida Statutes and NRS, which are discussed below. As a result of these differences, the Reincorporation Merger will have a material effect on the rights of shareholders. See the information under "Significant Changes in the Company’s Articles of Incorporation and Bylaws as a Result of the Reincorporation Merger" and “Comparative Rights of Stockholders under the Florida Statutes and the NRS” for a summary of the differences between the Company’s Articles of Incorporation and Bylaws and the laws of the State of Florida and the Articles of Incorporation and Bylaws of Zaldiva Nevada and the laws of the State of Nevada. Until further notice, the Company’s business operations will continue at the Company’s current offices, which are located at 331 E. Commercial Blvd., Ft. Lauderdale, Nevada  33334.

Under the Florida Statutes and the NRS, when the Reincorporation Merger takes effect:

•	the Company will merge into Zaldiva Nevada, with Zaldiva Nevada being the surviving entity, and the separate existence of the Company shall cease;

•	The surviving corporation will retain the name “Zaldiva, Inc.”

•	Zaldiva Nevada will continue to be governed by its current Articles of Incorporation and Bylaws and the provisions of the NRS;

•	The surviving corporation will immediately assume title to all property owned by the Company immediately prior to the Reincorporation Merger; and

•	The surviving corporation will assume all of the liabilities of the Company.

The Reincorporation Merger will be consummated in accordance with the Plan of Merger, attached hereto as Appendix “D,” under which the Company will merge with and into Zaldiva Nevada.

Stockholders who oppose the Reincorporation Merger have dissenters’ appraisal rights. See the information under "Dissenter’s Rights of Appraisal" and "Comparative Rights of Stockholders under the Florida law and Nevada law" for a summary of the dissenting shareholders’ rights under the Florida Statutes.

The Reincorporation Merger will cause:

•	a change in our legal domicile from Florida to Nevada;

•	Other changes of a legal nature, the material aspects of which are described herein.

The following is a summary of the material terms of the Plan of Merger:

Companies:

Zaldiva, Inc., a Florida corporation initially incorporated in Florida on August 11, 1997 (the "Company"), is in the business of selling comic books, toys and collectible items at its retail location in Ft. Lauderdale, Florida and through its web site, Zaldiva.com.

Zaldiva, Inc., a Nevada corporation (“Zaldiva Nevada”), which is a wholly-owned subsidiary of the Company.  Prior to the Reincorporation Merger, Zaldiva Nevada will not have engaged in any activities except in connection with the Reincorporation Merger.

Approval:	The Reincorporation Merger and the terms of the Plan of Merger were approved by written consent of the holders of 52.7% of the Company’s issued and outstanding shares of common stock.

Transaction Structure:

To effectuate the Reincorporation Merger, the Company will merge with and into its wholly-owned subsidiary, Zaldiva Nevada, and thereafter the Company will cease to exist as a separate entity.  Zaldiva Nevada will be the surviving entity.

Exchange of Stock:

Each share of common stock of the Company will automatically be converted into one-half (1/2) of one share of common stock of Zaldiva Nevada at the effective time of the Reincorporation Merger without any action required by the shareholders.  The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one whole share of Zaldiva Nevada common stock for any fractional interest that would otherwise arise from the Reincorporation Merger.

Purpose:

The purpose of the Reincorporation Merger is to change the Company's state of incorporation from Florida to Nevada and is intended to permit the Company to be governed by the NRS rather than by the Florida Statutes.

Effective Time:

The Reincorporation Merger will become effective on the filing of the Articles of Merger with the Secretary of State of Nevada and the Secretary of State of Florida.  These filings are anticipated to be made as soon as practicable after fulfilling the notice requirements of the Exchange Act and the Florida Statutes, which will occur no earlier than 20 calendar days after the mailing of the definitive Information Statement.

Effect of Merger:	At the effective time of the Reincorporation Merger:

•	the Company will cease to exist as a separate entity;

•	the shareholders of the Company will become shareholders of the surviving corporation;

•	the surviving corporation shall possess all of the assets, liabilities, rights, privileges, and powers of the Company;

•

the surviving corporation shall be governed by the applicable laws of the State of Nevada and Zaldiva Nevada’s articles of incorporation (the “Nevada Articles”) and Bylaws (the “Nevada Bylaws”) in effect at the effective time of the Reincorporation Merger; a copy of the Nevada Articles may be found as Appendix “B,” and a copy of the Nevada Bylaws may be found as Appendix “C” to this Information Statement;

•

the directors and executive officers of Zaldiva Nevada at the effective time of the Reincorporation Merger shall be the members of the Board of Directors and the executive officers of the surviving corporation, all of whom shall hold their directorships and offices until their resignation or termination, in accordance with the Nevada Bylaws; and

•	the surviving corporation will continue to operate under the name “Zaldiva, Inc.”

The Plan of Merger provides for the Company to merge with and into Zaldiva Nevada, with Zaldiva Nevada being the surviving corporation.  Under the Plan of Merger, Zaldiva Nevada will assume all of the Company’s assets and liabilities, and the Company will cease to exist as a corporate entity.  The surviving corporation will retain the name “Zaldiva, Inc.”  and the directors of Zaldiva Nevada will continue as the directors of the surviving corporation.

At the effective time of the Reincorporation Merger, each outstanding share of the Company’s common stock, having a one mill ($.001) par value per share, automatically will be converted into one-half (1/2) of one share of common stock of Zaldiva Nevada’s one mill ($0.001) par value common stock.  Likewise, each outstanding share of the Company’s Series A 4% Convertible Preferred Stock (the “Series A Preferred Stock”), having a one mill ($.001) par value per share, automatically will be converted into one-half (1/2) of one share of Series A 4% Convertible Preferred Stock of Zaldiva Nevada, having a par value of one mill ($0.001) per share. Stockholders may, but will not be required to exchange their existing stock certificates for stock certificates of Zaldiva Nevada.  Upon request, we will issue new certificates to any stockholder that holds old Company stock certificates, provided that such holder has surrendered the certificates representing the Company’s shares in accordance with the Plan of Merger.  Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee and payment of any applicable fees and taxes.

Stockholders whose shares of common stock were freely tradable before the Reincorporation Merger will own shares of the surviving corporation that are freely tradable after the Reincorporation Merger.  Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation Merger will hold shares of the surviving corporation that have the same transfer restrictions after the Reincorporation Merger.  For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired the Company’s shares.

On the Effective Date of the Reincorporation Merger, (i) any fractional shares of Zaldiva Nevada common stock that a holder of shares of the Company’s common stock would otherwise be entitled to receive upon exchange of his/her/its Company shares will be rounded up to the nearest whole share of Zaldiva Nevada common stock; and (ii) each outstanding share of Zaldiva Nevada’s common stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued Zaldiva Nevada common stock.

After the reincorporation, the surviving corporation will continue to be a publicly-held corporation, with its common stock quoted on the OTC Bulletin Board under a symbol to be determined by the Financial Industry Regulatory Authority ("FINRA").   Upon the issuance of the new symbol by FINRA, the price of our common stock will increase in inverse proportion to the 50% reduction in the number of issued and outstanding shares resulting from the one-for-two exchange ratio of Zaldiva Nevada shares for Company shares; however, we can not predict the long-term effect, if any, of the Reorganization Merger on the price for Zaldiva Nevada’s common stock.  Accordingly, the total market capitalization of Zaldiva Nevada may become less than the total market capitalization of the Company immediately prior to the Effective Date.

Due to the one-for-two exchange ratio, following the Reincorporation Merger, the Company’s outstanding warrants and options will be exercisable into Zaldiva Nevada shares equal to one-half (1/2) the number of common shares into which they are presently convertible, and the exercise price for the shares will be twice the current exercise price.

The Company’s Articles of Incorporation, as amended, authorize the Company to issue up to 20,000,000 shares of one mill ($0.001) par value preferred stock, of which 5,000,000 such shares have been designated as “Series A 4% Convertible Preferred Stock.”  The Articles of Incorporation of Zaldiva Nevada also contain provisions for 20,000,000 shares of one mill ($0.001) par value preferred stock, of which 5,000,000 such shares have been designated as “Series A 4% Convertible Preferred Stock,” having the same rights and preferences as the analogous series of Company preferred stock.  On the Effective Date of the Reincorporation Merger, the holders of the Company’s Series A Preferred Stock will receive one-half of one share of Zaldiva Nevada’s Series A Preferred Stock for each share of the Company’s Series A Preferred Stock, with any fractional shares rounded up to the nearest whole share.  As with the Company’s Series A Preferred Stock, Zaldiva Nevada’s Series A Preferred Stock shall be convertible into common shares at 85% of the average closing bid price of Zaldiva Nevada’s common stock for the five trading days immediately preceding the conversion date, but the Zaldiva Nevada Series A Preferred Stock will be convertible into one-half (1/2) the number of common shares as the Company’s Series A Preferred Stock is presently convertible.  In accordance with Article III.G. of the Company’s Articles of Incorporation, as amended, the Redemption Price of Zaldiva Nevada’s Series A Preferred Stock shall be $2.00 per share (the Redemption Price of the Company’s Series A Preferred Stock is $1.00 per share), and Zaldiva Nevada Series A Preferred Stock holders whose shares are redeemed shall receive one warrant to purchase one share of Zaldiva Nevada common stock at a price of $1.00 per share ($0.50 per share for the Company’s Series A Preferred Stock).  Likewise, the Liquidation Value of Zaldiva Nevada’s Series A Preferred Stock shall be $2.00 per share (as compared to $1.00 per share of the Company’s Series A Preferred Stock). These adjustments take into account the exchange ratio of one share of Zaldiva Nevada Series A Preferred Stock for every two shares of the Company’s Series A Preferred Stock.

The one-for-two exchange ratio (i.e., one share of Zaldiva Nevada for every two shares of the Company) will have the same effect as if the Company had effectuated a one-for-two reverse split of its issued and outstanding shares and will increase the number of authorized but unissued shares of Zaldiva Nevada over the number of authorized but unissued shares of the Company.  This may have the effect of preventing or delaying the acquisition by third parties of a controlling interest in Zaldiva Nevada.  Our ability to issue a substantially increased number of voting securities may lead to an increase in the number of votes required in order to approve a change in control of Zaldiva Nevada and may make it more difficult for third parties to gain control of Zaldiva Nevada through a tender offer, proxy contest, merger or other transaction.  The ability to prevent a change in control may deprive our stockholders of any benefits that may result from such a change in control, including the potential realization of a premium over the market price for Zaldiva Nevada’s common stock that such a transaction may cause.  Furthermore, the issuance of a large block of additional shares to parties who may be deemed “friendly” to Zaldiva Nevada’s Board of Directors may make it more difficult to remove incumbent directors from office, even if such removal would benefit our common stockholders.  Despite these potential anti-takeover effects, however, the Board of Directors and the Majority Stockholders believe that the financial flexibility afforded by the one-for-two exchange ratio outweighs any potential disadvantages.  The Board of Directors and the Majority Stockholders have adopted the Resolution with a view to such flexibility, and not with a view to its potential anti-takeover effects.  Our management and our Board of Directors have no present intention to use the increased number of authorized but unissued common shares for any anti-takeover purpose.

After the Effective Date of the Reincorporation Merger, each stockholder will own one-half (1/2) of the number of Zaldiva Nevada shares that he/she/it held in the Company.  However, the Reincorporation Merger will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company.  Proportionate voting rights and other rights and preferences of the holders of our common stock and our Series A Preferred Stock will not be affected by the Reincorporation Merger.  Nor will the number of stockholders of record be affected by the Reincorporation Merger.

Following the completion of the Reincorporation Merger, the assets, liabilities and business operations of the Company will become those of Zaldiva Nevada.  The Reincorporation Merger will not have any material effect on our business operations or reporting requirements with the SEC. Zaldiva Nevada will have the same SEC reporting obligations as the Company currently has. Our stockholders do not need to take any action with respect to the Resolution.

Under the terms of the Plan of Merger, the Board of Directors of either the Company or Zaldiva Nevada may terminate the Plan at any time prior to the Effective Date.  In addition, both companies’ Boards of Directors may amend the Plan of Merger at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the stockholders of the Company shall not (a) alter or change the amount or kind of shares, securities, cash, property or rights to be received under the Plan of Merger by the stockholders of the Company; (b) alter or change any term of the Articles of Incorporation of Zaldiva Nevada; or (c) alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the shareholders of the Company.  As of the date hereof, neither company’s Board of Directors is aware of any circumstance that may prompt a decision to terminate the Plan of Merger.

Materal Tax Consequences for Stockholders.  The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation Merger is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by the Company or its stockholders as a result of the exchange of the Company’s shares for shares of Zaldiva Nevada upon consummation of the transaction. The Reincorporation Merger and conversion of each share of the Company’s stock into one-half (1/2) of one share of Zaldiva Nevada stock will be a tax-free transaction, and the holding period and tax basis of the Company’s stock will be carried over to the Zaldiva Nevada stock that is received in exchange therefor.

Because of the complexity of the capital gain and loss provisions of the Code and because of the uniqueness of each individual’s capital gain or loss situation, stockholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION MERGER UNDER ALL APPLICABLE TAX LAWS.

Accounting Treatment of the Reincorporation.  For U.S. accounting purposes, the Company’s change of domicile from a Florida corporation to a Nevada corporation represents a transaction between entities under common control.  Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The Company’s historical comparative figures will become those of Zaldiva Nevada.

SIGNIFICANT CHANGES IN THE COMPANY’S ARTICLES OF INCORPORATION TO BE IMPLEMENTED BY THE REINCORPORATION MERGER.

The Articles of Incorporation of Zaldiva Nevada authorize the same number of shares of common stock and preferred stock as the Articles of Incorporation, as amended, of the Company, with the same par value ($0.001) per share.  In addition, the preferred stock of Zaldiva Nevada has the same rights and preferences as the preferred stock of the Company.  In addition, both companies’ Articles of Incorporation contain elections to opt out of the control shares acquisitions acts of their respective states of incorporation.

The Articles of Incorporation of Zaldiva Nevada contain a provision authorizing its Board of Directors to change the company’s name, without stockholder approval, to a name that reflects the industry or business in which Zaldiva Nevada’s business operations are conducted or to a name that will promote or conform to any principal product, technology or asset that the Board of Directors deems appropriate.  Our Board of Directors believes that this provision will give Zaldiva Nevada the flexibility to change its name without the time and expense associated with the stockholder approval process.  For example, the ability to change Zaldiva Nevada’s name without stockholder approval will avoid the time consuming and costly process of preparing, filing and mailing an information statement or proxy statement to Zaldiva Nevada’s stockholders.

Unlike the Articles of Incorporation of the Company, the Articles of Incorporation of Zaldiva Nevada also contain provisions: (i) eliminating personal liability of the company’s directors and officers to the fullest extent of the NRS; (ii) providing for indemnification of all persons whom Zaldiva Nevada shall have the power to indemnify, to the fullest extent permitted by the NRS, including indemnification against any liability resulting from related party transactions, which right shall not be exclusive of any other rights to which such persons may be entitled, and which shall continue as to any person who has ceased to be a director, officer, employee or agent of Zaldiva Nevada; and (iii) providing that, to the full extent contemplated by the NRS, no contract or other transaction between Zaldiva Nevada and any other entity shall be affected by the fact that a director or officer of Zaldiva Nevada is a director or officer of, or has an interest in, such entity.  These provisions do not add any rights beyond those that are already permitted under applicable provisions of the NRS.  However, they do document Zaldiva Nevada’s intention to grant the fullest possible indemnification rights to its directors, officers, employees and agents.  Our Board of Directors believes that such a broad provision will help to encourage the best qualified candidates to serve in these capacities in the future.

The foregoing constitute all of the material differences between the Articles of Incorporation, as amended, of the Company, and the Articles of Incorporation of Zaldiva Nevada.  There are no material differences in the Bylaws of the Company and those of Zaldiva Nevada, other than those that stem solely from differences in the laws of the entities’ states of incorporation.  See the caption “Comparative Rights of Stockholders Under Florida Law and Nevada Law,”immediately below.

COMPARATIVE RIGHTS OF STOCKHOLDERS UNDER FLORIDA LAW AND NEVADA LAW

This chart does not address each difference between the Florida Statutes and the NRS but focuses on all differences which the Company believes will materially impact shareholders’ rights. This chart is qualified in its entirety by reference to Florida Statutes and the NRS.

FLORIDA	NEVADA
TRANSACTIONS WITH OFFICERS AND DIRECTORS

Under the Florida Statutes, no contract or other transaction between a corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable if:

(a) The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee, or the shareholders.

Under Nevada law, such transactions are not automatically void or voidable if:

(i) the fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract  or transactions in good faith by a vote sufficient for the purpose, without counting the vote or votes of the common or interested  director or directors, or

(ii) the contract or transaction, in good faith, is ratified or approved by the holders of a majority of the voting power, or

(iii) the fact of common directorship, office or financial interest  known to the director or officer at the time of the transactions is brought before the board of directors for actions, or

(iv) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Common or interested directors may be counted to determine presence of a quorum and if the votes of the common or interested directors are not counted at the meeting, then a majority of directors may authorize, approve or ratify a contract or transactions.

CLASSIFIED BOARD OF DIRECTORS

The Florida Statutes permit classification of a corporation’s board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible, if provided for in a corporation’s articles of incorporation, in its initial bylaws or in subsequent bylaws adopted by a vote of the shareholders.

The NRS also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually.

ELECTION AND REMOVAL OF DIRECTORS

The Florida Statutes provide that the term of the initial directors of a Florida corporation shall expire at the first stockholders’ meeting at which directors are elected.  The terms of all other directors expire at the next annual stockholder’s meeting, unless their terms are staggered.

Under the Florida Statutes, shareholders may remove a director with or without cause, unless the articles provide otherwise.  The Florida  Statutes also provides that if a director is elected by a voting group of shareholders, only the shareholders of that group may participate in the vote to remove the director. A director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her.  Shareholders may remove a director of a Florida corporation only at a meeting called for the purpose of such removal.  A majority of directors may also remove a director for cause.

Under the Florida Statutes, unless the articles provide otherwise, a vacancy on the board may be filled the affirmative vote of a majority of directors remaining in office or by the shareholders.

In Nevada, a director will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, and a director may be removed by the vote of not less than two thirds of the voting power of the corporation.

Vacancies on the board of directors may be filled under the Nevada NRS by a majority of the remaining directors.

INSPECTION OF BOOKS AND RECORDS

Under the Florida Statutes, Florida corporations are required to maintain the following records, which any shareholder of record may, after at least five business days’ prior written notice, inspect and copy: (1) the articles and bylaws, (2) certain board and shareholder resolutions, (3) certain written communications to shareholders, (4) names and addresses of current directors and officers and (5) the most recent annual report delivered to the Florida Department of State.  In addition, shareholders of a Florida corporation are entitled to inspect and copy other books and records of the corporation during regular business hours if the shareholder gives at least five business days’ prior written notice to the corporation and (a) the shareholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose.

In Nevada certain stockholders have the right to inspect certain books and records of the corporation. Such a right is available to any stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding at least 5% of all of its outstanding shares.

Under the NRS, the books and records that may be inspected are the company's articles of incorporation and bylaws and its stock ledger.

Under the NRS, the inspection is to take place during normal business hours and copies of the inspected documents may be made by the stockholder.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND DIRECTORS

Under the Florida Statutes, a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, by a director unless the director breached or failed to perform his duties as a director under certain circumstances, including a violation of criminal law, a transaction from which the director derived an improper direct or indirect personal benefit, conscious disregard for the best interests of the corporation, willful misconduct, bad faith or disregard of human rights, safety, or property.

Under the Florida Statutes, a Florida corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement of any proceedings (other than derivative actions), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.  A similar standard is applicable in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.  The Florida Statutes provides that to the extent that such persons have been successful in defense of any proceeding, they shall be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.  The Florida Statutes also provides that, unless a corporation’s articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

Nevada law provides for discretionary indemnification made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made either:

(i) by the stockholders;

(ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

(iii) if a majority vote of a quorum consisting of directors who were not parties to the actions, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(iv) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The Articles of Incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the actions, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions do not affect any right to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

The indemnification and advancement of expenses authorized in or ordered by a court pursuant to Nevada law does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court or for the advancement of expenses, may not be made to or on behalf of any director or officer if his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. In addition, indemnification continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

Under the Florida Statutes, a merger, consolidation or sale of all or substantially all of the assets of a corporation requires (a) approval by the board of directors and (b) the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon.  The Florida Statutes allow the board of directors or the articles of incorporation to establish a higher vote requirement.

The Florida Statutes do not require shareholder approval from the shareholder of a surviving corporation if:

·    the articles of the surviving corporation will not differ, with certain exceptions, from its articles before the merger;  and

·    each shareholder of the surviving corporation whose shares were outstanding immediately prior to the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger.

Under the Florida Statutes, a parent corporation owning at least 80 percent of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself, may merge itself into the subsidiary, or may merge the subsidiary into and with another subsidiary in which the parent corporation owns at least 80 percent of the outstanding shares of each class of the subsidiary without the approval of the shareholders of the parent or subsidiary. In a merger of a parent corporation into its subsidiary corporation, the approval of the shareholders of the parent corporation shall be required if the articles of incorporation of the surviving corporation will differ, except for certain enumerated amendments, from the articles of incorporation of the parent corporation before the merger, and the required vote shall be the greater of the vote required to approve the merger and the vote required to adopt each change to the articles of incorporation as if each change had been presented as an amendment to the articles of incorporation of the parent corporation.

Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, whether or not in the ordinary course of business, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the articles of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if:

(i) the merger does not amend the articles of incorporation of the corporation;

(ii) each outstanding share immediately prior to the merger is to be an identical share after the merger, and

(iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger, plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

RECORD DATE

Under the Florida Statutes: (1)the bylaws may fix or provide the manner of fixing the record date for one or more voting groups in order to determine the shareholders entitled to notice of a shareholders’ meeting, to demand a special meeting, to vote, or to take any other action. If the bylaws do not fix or provide for fixing such a record date, the board of directors of the corporation may fix the record date. In no event may a record date fixed by the board of directors be a date preceding the date upon which the resolution fixing the record date is adopted.

(2) If not otherwise provided by or pursuant to the bylaws, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder delivers his or her demand to the corporation.

(3) If not otherwise provided by or pursuant to the bylaws and no prior action is required by the board of directors pursuant to this act, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the corporation under Section 607.0704 of the Florida Statutes. If not otherwise fixed, and prior action is required by the board of directors pursuant to this chapter, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

(4) If not otherwise provided by or pursuant to the bylaws, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders’ meeting is the close of business on the day before the first notice is delivered to shareholders.

(5) A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders.

Unless a period of more than 60 days or a period of less than 10 days is prescribed or fixed in the articles of incorporation, the directors may prescribe a period not exceeding 60 days before any meeting of the stockholders during which no transfer of stock on the books of the corporation may be made, or may fix, in advance, a record date not more than 60 or less than 10 days before the date of any such meeting as the date as of which stockholders entitled to notice of and to vote at such meetings must be determined. Only stockholders of record on that date are entitled to notice or to vote at such a meeting. If a record date is not fixed, the record date is at the close of business on the day before the day on which the first notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders applies to an adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting. The board of directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

DIVIDENDS

Under the Florida Statutes, no distribution may be made if, after giving it effect: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; or  (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

A corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

APPRAISAL RIGHTS; DISSENTERS' RIGHTS

Under the Florida Statutes, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including in the case of a merger or consolidation, a sale or exchange of all of substantially all the assets of a corporation or amendments to the articles of incorporation that adversely affect the rights or preferences of the shareholders.  These rights are not provided when the dissenting stockholders are shareholders of a corporation surviving a merger or consolidation where no vote of the shareholders is required for the merger or consolidation, or if the shares of the corporation are listed on a national securities exchange, designated as a national market system security by the Financial Industry Regulatory Authority nor held of record by more than 2,000 shareholders and a market value of at least $10 million.

Unlike the Florida Statutes, the NRS does not provide for dissenters' rights in the case of a sale of assets. Like the Florida Statutes, the NRS similarly limits dissenters rights, when the shares of the corporation are listed on a national securities exchange included in the National Market System established by the Financial Industry Regulatory Authority or are held by at least 2,000 stockholders of record (with a market value of $20 million), unless the articles of incorporation provide otherwise.

SPECIAL MEETINGS OF SHAREHOLDERS

Under the Florida Statutes, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10 percent of the shares entitled to vote at the meeting, unless a greater percentage (not to exceed 50 percent) is required by the articles of incorporation.

Unless otherwise provided in a corporation’s articles of incorporation, the NRS provides that a special meeting of stockholders may be called by:

(i) a corporation's board of directors; (ii) any two directors; or (iii) the president.

DISSOLUTION

Under the Florida Statutes, the board of directors of a corporation may submit a proposal of voluntary dissolution to the shareholders. The board of directors must recommend dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders. The board of directors may condition the dissolution proposal on any basis. The shareholders must then approve the voluntary dissolution proposal by a majority vote of all votes entitled to be cast on that proposal, unless the articles of incorporation or the board of directors in making the dissolution proposal require a greater vote.

Alternatively, Florida Statutes also provide that shareholders, without any action on the part of the board of directors, may decide to dissolve a corporation by written consent. In this case, the action must be approved by a majority vote of all votes entitled to be cast on that proposal. Within 10 days of obtaining the written consent of the shareholders, the corporation must notify all other shareholders who did not so consent concerning the nature of the action authorized. This notice is required to be sent to shareholders regardless of whether or not they were entitled to vote on the action.

Similarly, under the NRS, a board of directors may adopt a resolution that the corporation be dissolved. The directors must recommend the dissolution proposal to the shareholders. The corporation must notify each shareholder entitled to vote on the dissolution proposal and the shareholders entitled to vote must approve the dissolution.

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MERGER WITH SUBSIDIARY

The Florida Statutes allow a merger with a subsidiary without shareholder approval if the parent owns 80% of each class of capital stock of the subsidiary and there is no material change to the articles of incorporation of the parent company as they existed before the merger.

Under the NRS, a parent corporation may merge with its subsidiary, without shareholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity.

STOCKHOLDERS' CONSENT WITHOUT A MEETING

Under the Florida Statutes, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if the action is taken by holders of at least the minimum number of votes necessary to authorize the action at a meeting and these shareholders execute a written consent setting forth the action.

The NRS permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the Articles of Incorporation or articles of incorporation expressly provide otherwise.

AMENDMENT TO CHARTER

The Florida Statutes require approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation, with the exception of certain routine matters which may be approved by the Board of Directors without stockholder action. A Florida corporation’s board of directors must recommend the amendment to the shareholders, unless such board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Nevada law requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s charter.  In addition, unless the articles of incorporation provide otherwise, any amendment that would adversely affect any right or preference of any class or series of outstanding stock must be approved by a the holders of a majority of the voting power of such class or series.

CONTROL-SHARE ACQUISITION TRANSACTIONS

The Florida Statutes have a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (i) more than 10% of its shareholders resident in Florida; (ii) more than 10% of its shares owned by residents of Florida; or (iii) 1,000 shareholders resident in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The Florida Statutes generally provide that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation’s disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the Florida Statutes, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges: (i) one-fifth or more but less than one-third of all voting power; (ii) one third or more but less than a majority of all voting power; or (iii) a majority or more of all voting power.

Nevada's "Acquisition of Controlling Interest Statute" applies to Nevada corporations that have at least 200 stockholders of record, at least 100 of whom are Nevada residents, and that do business directlyor indirectly in Nevada.

Where applicable, the statute prohibits an acquiror from voting shares of a target company's stock after exceeding certain threshold ownership percentages, until the acquiror provides certain information to the company and a majority of the disinterested stockholders vote to restore the voting rights of the acquiror's shares at a meeting called at the request of the acquiror. If the voting rights of such shares are restored, stockholders voting against such restoration may demand payment for the "fair value" of their shares.

The NRS also restricts a "business combination" with "interested stockholders", unless certain conditions are met, with respect to corporations which have at least 200 stockholders of record.

A "business combination" includes (a) any merger with an "interested stockholder," or any other corporation which is or after the merger would be, an affiliate or associate of the interested stockholder, (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets, to an "interested stockholder," having (i) an aggregate market value equal to 5% or more of the aggregate market value of the corporation's assets; (ii) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation; or (iii) representing 10% or more of the earning power or net income of the corporation, (c) any issuance or transfer of shares of the corporation or its subsidiaries, to the "interested stockholder," having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the corporation, (d) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by the "interested stockholder," (e) certain transactions which would result in increasing the proportionate percentage of shares of the corporation owned by the "interested stockholder," or (f) the receipt of benefits, except proportionately as a stockholder, of any loans, advances or other financial benefits by an "interested stockholder."

An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns (or within the prior three years, did beneficially own) 10% or more of the corporation's voting stock. A corporation to which this statute applies may not engage in a "combination" within three years after the interested stockholder acquired its shares, unless the combination or the interested stockholder's acquisition of shares was approved by the board of directors before the interested stockholder acquired the shares. If this approval was not obtained, then after the three year period expires, the combination may be consummated if all applicable statutory requirements are met and either (a) (i) the board of directors of the corporation approves, prior to such person becoming an "interested stockholder", the combination or the purchase of shares by the "interested stockholder" or (ii) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the "interested stockholder" at a meeting called no earlier than three years after the date the "interested stockholder" became such or (b) (i) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common shares and holders of any other class or series of shares meets certain minimum requirements set forth in the statutes and (ii) prior to the consummation of the "combination", except in limited circumstances, the "interested stockholder" will not have become the beneficial owner of additional voting shares of the corporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation Merger that is not shared by all stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities

Zaldiva’s current authorized common stock consists of two billion (2,000,000,000) shares with a par value of one mill ($0.001) per share.  Each outstanding share of common stock is entitled to one vote on each matter submitted to a vote of stockholders.  Pursuant to Section 607.0725 of the Florida Statutes, the attendance, in person or by proxy, of a majority of the total voting power of our outstanding shares shall constitute a quorum at any meeting of stockholders.  If a quorum is present, Section 607.0725 also provides that the affirmative vote of a majority of the voting power represented at a meeting shall constitute action by the stockholders.  Our common stockholders do not have any pre-emptive rights to acquire unissued shares and they are not entitled to vote cumulatively in elections of our directors.

The securities that would have been entitled to vote if a vote on the above items was required to have been held consist of shares of our common stock.  Each share of our common stock is entitled to one vote.  At the time of the effective date of the written consent of the Majority Stockholders, or October 24, 2011, there were 18,194,840 shares of our common stock outstanding.  All stockholders of record as of October 13, 2011 (the “Record Date”) , will be provided with a copy of the definitive Information Statement.

Security Ownership of Certain Beneficial Owners.

The following tables set forth the share holdings of our directors and executive officers and those persons who own more than five percent of our common stock as of the date of this Information Statement:

FIVE PERCENT STOCKHOLDERS

Name and Address of

Stockholder                                                   Common Stock         Percentage

Summit Group of Companies, LLC                 3,357,142                      18.45%

3100 N.E. 48th Street, #105

Ft. Lauderdale, FL  33308

Jeffrey A. Olweean                                        17,751,846(1)                  50.66%(1)

3850 Galt Ocean Dr., #706

Ft. Lauderdale, FL  33308

The Human Cash Register, Inc. (2)                  1,104,500                        6.01%

2805 E. Oakland Park Blvd., #376

Ft. Lauderdale, FL  33306

Nicole Leigh                                                     3,986,044(3)                 18.47%(3)

331 East Commercial Boulevard

Ft. Lauderdale, FL  33334

Biosystic Systems, Inc. (4)                                1,320,967 (5)                7.07% (5)

2805 E. Oakland Park Blvd., #376

Ft. Lauderdale, FL  33306

(1)  This figure includes: (i) 16,346,154 shares of common stock that are issuable upon conversion of 425,000 shares of the Company’s Series A 4% Convertible Preferred Stock, based upon the recent closing bid prices of the Company’s common stock on the OTC Bulletin Board; and (ii) 500,000 shares of common stock that may be issued upon exercise of options having an exercise price of $0.25, and which may currently be deemed to be “out-of-the-money.”

(2)  Evan Rion is the natural person who exercises voting and dispositive rights over the shares that are owned by The Human Cash Register, Inc.

(3)  This figure includes:  (i) 2,884,615 shares of common stock that are issuable upon conversion of 75,000 shares of the Company’s Series A 4% Convertible Preferred Stock, based upon the recent closing bid prices of the Company’s common stock on the OTC Bulletin Board; and (ii) 500,000 shares of common stock that may be issued upon exercise of options having an exercise price of $0.25, and which may currently be deemed to be “out-of-the-money.”

(4)  Vince Pilletteri has voting and dispositive control over the shares that are beneficially owned by Biosystic Systems, Inc.

(5)  This figure includes 500,000 shares of common stock that may be issued upon exercise of options having an exercise price of $0.25, and which may currently be deemed to be “out-of-the-money.”.

DIRECTORS AND EXECUTIVE OFFICERS

Name and Title                                              Common Stock         Percentage

Nicole Leigh                                                    3,986,044(1)                 18.47%(1)

331 East Commercial Boulevard

Ft. Lauderdale, FL  33334

Robert B. Lees                                                    600,000(2)                   3.23%(2)

331 East Commercial Boulevard

Ft. Lauderdale, FL  33334

John A. Palmer, Jr.                                              707,000(2)                  3.86%(2)

331 East Commercial Boulevard

Ft. Lauderdale, FL  33334

(1)  This figure includes:  (i) 2,884,615 shares of common stock that are issuable upon conversion of 75,000 shares of the Company’s Series A 4% Convertible Preferred Stock, based upon the recent closing bid prices of the Company’s common stock on the OTC Bulletin Board; and (ii) 500,000 shares of common stock that may be issued upon exercise of options having an exercise price of $0.25, and which may currently be deemed to be “out-of-the-money.”

(2)  This figure includes 100,000 shares of common stock that may be issued upon exercise of options having an exercise price of $0.25, and which may currently be deemed to be “out-of-the-money.”

Unless otherwise noted above, Zaldiva believes that all persons named in the tables have sole voting and investment power with respect to all shares of common stock beneficially owned by them.  For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities.  Each beneficial owner’s percentage ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

NOTICE

THE MAJORITY STOCKHOLDERS OF OUR COMPANY HAVE CONSENTED TO THE RESOLUTION TO EFFECTUATE THE REINCORPORATION MERGER AS OUTLINED ABOVE.  THE MAJORITY STOCKHOLDERS OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THESE MATTERS UNDER THE FLORIDA STATUTES, AND THEY HAVE DONE SO.  NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

     BY ORDER OF THE BOARD OF DIRECTORS

November 7 , 2011

     NICOLE LEIGH, PRESIDENT

APPENDIX “A”

SELECTED PROVISIONS OF THE FLORIDA BUSINESS CORPORATION ACT

§ 607.1301.  Appraisal rights; definitions

The following definitions apply to ss. 607.1302 - 607.1333 :

(1)  "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302 (2)(d), a person is deemed to be an affiliate of its senior executives.

(2)  "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3)  "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322 -607.1333, includes the surviving entity in a merger.

(4)  "Fair value" means the value of the corporation's shares determined:

(a)  Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c)  For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5)  "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)  "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)  "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)  "Shareholder" means both a record shareholder and a beneficial shareholder.

§ 607.1302.  Right of shareholders to appraisal

(1) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6) , or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104 ;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $ 10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832 ; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

§ 607.1303.  Assertion of rights by nominees and beneficial owners

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b) 2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

§ 607.1320.  Notice of appraisal rights

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301 - 607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104 , the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322 .

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704 , whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322 .

§ 607.1321.  Notice of intent to demand payment

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704 , a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

 (a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

§ 607.1322.  Appraisal notice and form

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321 . In the case of a merger under s. 607.1104 , the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder's name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation's estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

 (c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of ss. 607.1301 - 607.1333 .

§ 607.1323.  Perfection of rights; right to withdraw

(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b) 2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b) 6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

§ 607.1324.  Shareholder's acceptance of corporation's offer

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

§ 607.1326.  Procedure if shareholder is dissatisfied with offer

(1) A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b) 4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b) 2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b) 4.

§ 607.1330.  Court action

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

§ 607.1331.  Court costs and counsel fees

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

 (2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

   (a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322 ; or

   (b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324 , the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

§ 607.1332.  Disposition of acquired shares

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

§ 607.1333.  Limitation on corporate payment

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401 . In such event, the shareholder shall, at the shareholder's option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

APPENDIX “B”

ARTICLES OF INCORPORATION

OF

ZALDIVA, INC.

The undersigned, being the person hereinafter named as incorporator, for the purpose of associating to establish a corporation, under the provisions and subject to the requirements of Title 7, Chapter 78, of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, does hereby adopt and make the following Articles of Incorporation:

ARTICLE ONE -- NAME

  The name of the corporation (hereinafter called the “Corporation”) is “Zaldiva, Inc.”

ARTICLE TWO -- REGISTERED AGENT/LOCATION

The name of the Corporation’s resident agent in the State of Nevada is CSC Services of Nevada, Inc., and the street address of the said resident agent where process may be served on the Corporation is 2215-B Renaissance Drive, Las Vegas, Nevada 89119.  The mailing address and the street address of the said resident agent are identical.

ARTICLE THREE -- CAPITALIZATION

(a)  The Corporation shall have the authority to issue two billion (2,000,000,000) shares of common voting stock having a par value of one mill ($0.001) per share.

(b) The Corporation shall have the authority to issue twenty million (20,000,000) shares of preferred stock having a par value of one mill ($0.001) per share, with such limitations, rights and preferences as the Board of Directors of the Corporation shall determine.  Within the authorized class of 20,000,000 shares of preferred stock, there shall be a series of preferred stock designated as the “Series A 4% Convertible Preferred Stock” (the “Series A Preferred Stock”), and the number of shares so designated shall be five million (5,000,000).  The limitations, rights and preferences of the Series A Preferred Stock shall be as follows:

A.

Voting Rights.  Except as otherwise required by law, the holders of the Series A Preferred Stock shall not be entitled to vote separately, as a series, class or otherwise, on any matter submitted to a vote of the stockholders of the Corporation.  Notwithstanding the foregoing, without the prior written consent of the holders of the Series A Preferred Stock;

(i) the Corporation shall not amend, alter, or repeal (whether by amendment, merger, or otherwise) any of the provisions related to the Series A Preferred Stock in its Certificate of Incorporation, as amended, any resolutions of the board of directors or any instrument establishing and designating the Series A Preferred Stock in determining the relative rights and preferences thereof so as to affect any materially adverse change in the rights, privileges, powers, or preferences of the holders of Series A Preferred Stock; and

(ii)  the Corporation shall not create or designate any additional preferred stock senior in right as to dividends, voting rights, redemptions or liquidation to the Series A Preferred Stock.

B.

Dividends.  Holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at a rate equal to 4% of the Liquidation Preference per share per annum (subject to appropriate adjustments in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), payable quarterly on January 1; April 1; July1; and October 1, beginning with

January 1, 2012, and on any conversion date pursuant to the terms hereunder (except that, if such date is not a trading day for the Corporation's common stock, the payment date shall be the next succeeding trading day) (the “Dividend Payment Date”).  Dividend payments to each holder shall be made from funds legally available for the payment of dividends.  Any dividends that are not paid within three trading days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the Dividend Payment Date through and including the date of payment).

C.

Conversion Rights.

(i)  Series A Preferred Stock.  Subject to the passage of 12 months from their issuance, and upon the Corporation=s receipt of a facsimile or original of a Series A Preferred Stockholder=s duly completed and signed Notice of Conversion, the Corporation shall instruct its transfer agent to issue one or more certificates representing that number of shares of the Corporation's common stock into which the shares of Series A Preferred Stock are convertible.  The Corporation=s transfer agent shall act as registrar and shall maintain an appropriate ledger containing the necessary information with respect to each share of Series A Preferred Stock.

(ii)  Conversion Date.  Such conversion shall be effectuated by surrendering to the Corporation the shares of Series A Preferred Stock to be converted, together with a facsimile or original of the signed Notice of Conversion.  The date on which the Notice of Conversion is effective (AConversion Date@) shall be deemed to be the date on which the holder has delivered to the Corporation a facsimile or original of the signed Notice of Conversion, as long as the shares of Series A Preferred Stock to be converted are received by the Corporation within 3 business days thereafter.  As long as the Series A Shares to be converted are received by the Corporation within three business days after it receives a facsimile or original of the signed Notice of Conversion, the Corporation shall cause its transfer agent to deliver to the holder, or per the holder=s instructions, the shares of common stock, with restrictive legends as set forth in the subscription agreement executed by such holder, within five business days of receipt of the Series A Preferred Stock to be converted.  The person in whose name the certificate of common stock is to be registered shall be treated as a common stockholder of record of the Corporation on and after the Conversion Date.

(iii)  Conversion Price.  The conversion price at which shares of common stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of additional consideration by the holder thereof (the “Conversion Price”) shall be 85% of the average closing bid price of the shares of the Corporation's common stock for the five  trading days immediately preceding the Conversion Date, until such time as the number of shares of common stock so purchased, multiplied by the Conversion Price equals the total purchase price paid by the holder for the number of shares of Series A Preferred Stock being converted.  No fractional shares of common stock or of Series A Preferred Stock or scrip representing fractions thereof will be issued on conversion, but the number of such shares shall be rounded up or down, as the case may be, to the nearest whole share.

(iv)  Reservation of Common Stock.  The Corporation shall at all times reserve and have available all shares of common stock necessary to meet conversion of the Series A Preferred Stock by all holders of the entire amount of Series A Preferred Stock then outstanding.

D.

Redemption by the Corporation.

(i)  Redemption Price.  The Corporation shall be permitted to redeem for cash or immediately available funds, to the extent permitted under law and provisions of senior and subordinated debt agreements of the Corporation, at any time and from time to time, any or all of the shares of Series A Preferred Stock then outstanding at a price of $2.00 per share (the “Redemption Price”).  In addition to the Redemption Price, the Corporation shall issue to each Series A Preferred Stockholder one warrant to purchase one share of common stock at a price of $1.00 per share, exercisable for a period of five years, in exchange for each share of Series A Preferred Stock so redeemed (the “Redemption Warrants”).  Any redemption by the Corporation of less than all shares of Series A Preferred Stock than outstanding shall be pro rata among the holders of the shares of Series A Preferred Stock based upon the number of shares held by each such holder.

(ii)  Procedure for Redemption.  In connection with any redemption of shares pursuant to this Section D, the Corporation shall give at least 15 days but not more than 30 days' prior written notice of such redemption (a “Redemption Notice”), by hand delivery, by registered or certified mail or nationally recognized overnight delivery service (with charges prepaid) or sent via telecopier (if within a reasonable period of time a permanent copy is given by any of the methods described above), to all holders of record of Series A Preferred Stock, as applicable, with such notice to be addressed to each holder at its address as it appears on the stock transfer books of the Corporation and to specify the redemption date (the “Redemption Date”) and the Redemption Price and to state that the holders must surrender the certificates for their shares of Series A Preferred Stock on or after the Redemption Date in order to receive payment of the Redemption Price.  Notwithstanding anything herein contained to the contrary, all shares of Series A Preferred Stock may be converted, including shares of Series A Preferred Stock subject to a Redemption Notice given pursuant to this Section D, during the period from the date of such Redemption Notice through the Redemption Date.  On the Redemption Date the Corporation shall pay the aggregate Redemption Price in cash or immediately available funds to such shareholder for the shares of Series A Preferred Stock being redeemed.  In the event the shareholders of such Series A Preferred Stock do not receive such aggregate Redemption Price on the Redemption Date, the Corporation shall pay interest on any unpaid amount payable at a rate of ten percent (10%) per month.  From and after the Redemption Date, except as set forth below, any holder of shares of Series A Preferred Stock that has been redeemed that has not duly surrendered its Series A Preferred Stock to be redeemed shall cease to be entitled to any rights except the right to receive payment of the Redemption Price.  Anything herein contained to the contrary notwithstanding, in the event and to extent that the Corporation cannot or does not make or tender full payment therefor, such shares shall continue to be outstanding, to the extent permitted under law and provisions of senior and subordinated debt agreements of the Corporation, and entitled to all rights and benefits as holders of Series A Preferred Stock until full payment is made or tendered therefor as aforesaid.  Shares of Series A Preferred Stock which have been redeemed may not be reissued by the Corporation as shares of such series.

(iii)  Reservation of Common Stock.  The Corporation shall at all times reserve and have available all shares of common stock necessary to meet conversion of the Redemption Warrants that may be granted to the Series A Preferred Stockholders at any time that Series A Preferred Stock is then outstanding.

E.

Liquidation.

(i)  Series A Preference.  Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled, before any distribution or payment is made upon any shares of common stock or any preferred stock junior in rank to the Series A Preferred Stock, to be paid an amount per share equal to the liquidation value described in this Section E.(i) (the ALiquidation Value@).  The per share Liquidation Value of the Series A Preferred Stock on any date is equal to $2.00.

Neither the consolidation nor merger of the Corporation with or into any other corporation or other entities, nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section E.(i).  Notice of liquidation, dissolution, or winding-up of the Corporation shall be mailed, by overnight courier, postage prepaid, not less than 20 days prior to the date on which such liquidation, dissolution, or winding-up is expected to take place or become effective, to the holders of record of the Series A Preferred Stock at their respective addresses as the same appear on the books of the Corporation or supplied by them in writing to the Corporation for the purpose of such notice, but no defect in such notice or in the mailing thereof shall affect the validity of the liquidation, dissolution or winding-up.

(ii)

General.

(A)  All of the preferential amounts to be paid to the holders of the Series A Preferred Stock pursuant to Section E.(i) shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the common stock or any preferred stock junior in rank to the Series A Preferred Stock in connection with such liquidation, dissolution or winding-up.

(B)  After setting apart or paying in full the preferential amounts aforesaid to the holders of record of the issued and outstanding Series A Preferred Stock as set forth in Section E.(i), the holders of record of common stock and any preferred stock junior in rank to the Series A Preferred Stock shall be entitled to participate in any distribution of any remaining assets of the Corporation, and the holders of record of the Series A Preferred Stock shall not be entitled to participate in such distribution.

F.

Payment of Taxes.  The Corporation shall pay all documentary stamp taxes, if any, attributable to the initial issuance of common stock upon the conversion or redemption of shares of Series A Preferred Stock as provided herein; provided, however, that the Corporation shall not be required to pay any tax or taxes which may be payable, (i) with respect to any secondary transfer of the Series A Preferred Stock or the common stock issuable upon exercise thereof; or (ii) as a result of the issuance of the common stock to any person other than the holder, and the Corporation shall not be required to issue or deliver any certificate for any common stock unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have produced evidence that such tax has been paid to the appropriate taxing authority.

G.

Certain Adjustments.

In the event of any change in one or more classes of capital stock of the Corporation by reason of any stock dividend, stock split, reverse stock split, recapitalization, reclassification, or combination, subdivision or exchange of shares of Series A Preferred Stock or the like, or in the event of the merger or consolidation of the Corporation or the sale or transfer by the Corporation of all or substantially all of its assets, then all liquidation preference, conversion and other rights and privileges appurtenant to the Series A Preferred Stock shall be promptly and appropriately adjusted by the Board of Directors of the Corporation so as to fully protect and preserve the same (such preservation and protection to be to the same extent and effect as if the subject event had not occurred, or the applicable right or privilege had been exercised immediately prior to the occurrence of the subject event, or otherwise as the case may be), it being the intention that, following any such adjustment, the holders of the Series A Preferred Stock shall be in the same relative position with respect to their rights and privileges as they possessed immediately prior to the event that precipitated the adjustment.

ARTICLE FOUR -- GOVERNING BOARD

The governing board of the Corporation shall be styled as a “Board of Directors,” and any member of said Board shall be styled as a “Director.”

The number of members constituting the first Board of Directors of the Corporation is three (3), and the name and address, either residence or business, of each of said members are as follows:

Name

Address

Robert B. Lees.

331 E. Commercial Blvd.

Ft. Lauderdale, Florida  33334

Nicole Leigh

331 E. Commercial Blvd.

Ft. Lauderdale, Florida  33334

John A. Palmer, Jr.

331 E. Commercial Blvd.

Ft. Lauderdale, Florida  33334

The number of directors of the Corporation may be increased or decreased in the manner provided in the Bylaws of the Corporation; provided, that the number of directors shall never be less than one.  In the interim between elections of directors by stockholders entitled to vote, all vacancies, including vacancies caused by an increase in the number of directors and including vacancies resulting from the removal of directors for any reason, may be filled by the remaining directors, though less than a quorum.

ARTICLE FIVE -- INCORPORATOR

The name and address, either residence or business, of the incorporator signing these Articles of Incorporation is as follows:

Name                                                  Address

Nicole Leigh

331 E. Commercial Blvd.

Ft. Lauderdale, Florida  33334

ARTICLE SIX -- DURATION

The Corporation shall have perpetual existence.

ARTICLE SEVEN -- ELIMINATING PERSONAL LIABILITY

The personal liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented.

ARTICLE EIGHT -- INDEMNIFICATION

The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE NINE -- PURPOSE

The nature of the business of the Corporation and the objects or purposes to be transacted, promoted, or carried on by it are to engage in and conduct any lawful business, activity or enterprise for which corporations may be organized under the General Corporation Law of the State of Nevada.

ARTICLE TEN -- AUTHORITY OF BOARD OF DIRECTORS TO CHANGE CORPORATE NAME

The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation’s business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

ARTICLE ELEVEN -- CONTROL SHARES ACQUISITIONS

The Corporation expressly opts-out of, or elects not to be governed by, the “Acquisition of Controlling Interest” provisions contained in NRS §§ 78.378 through 78.3793 inclusive—all as permitted under NRS § 78.378.1.

ARTICLE TWELVE -- COMBINATIONS WITH

INTERESTED STOCKHOLDERS

The Corporation expressly opts-out of, and elects not to be governed by, the “Combinations with Interested Stockholders” provisions contained in NRS §§ 78.411 through 78.444, inclusive—all as permitted under NRS § 78.434.

ARTICLE THIRTEEN -- CONFLICTS OF INTEREST

To the full extent contemplated by the General Corporation Law of the State of Nevada, no contract or other transaction between this Corporation and any other corporation, entity or person shall be affected by the fact that a director or officer of this Corporation is interested in, or is a director or other officer of such other corporation.  Any director or officer, individually or with others, may be a party to or may be interested in any transaction of this Corporation or any transaction in which this Corporation is interested.  Each person who is now or may become a director or officer of this Corporation is hereby relieved from and indemnified against any liability that might otherwise obtain in the event such director or officer contracts with the Corporation for the benefit of such director, officer or any firm, association or corporation in which such director or officer may be interested in any way, provided such director or officer acts in good faith.

ARTICLE FOURTEEN -- BYLAWS

Bylaws of this Corporation may be adopted by the Board of Directors, which shall also have the power to alter, amend or repeal the same from time to time as permitted under the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, the undersigned Incorporator hereby executes these Articles of Incorporation of Zaldiva, Inc., a Nevada corporation, on this         day of October, 2011.

/s/ Nicole Leigh

       Nicole Leigh

      Incorporator

APPENDIX “C”

BYLAWS

OF

ZALDIVA, INC.

ARTICLE I

OFFICES

Section 1.01  Location of Offices.  The corporation may maintain such offices within or without the State of Nevada as the Board of Directors may from time to time designate or require.

Section 1.02  Principal Office.  The address of the principal office of the corporation shall be at the address of the registered office of the corporation as so designated in the office of the Lieutenant Governor/Secretary of State of the state of incorporation, or at such other address as the Board of Directors shall from time to time determine.

ARTICLE II

SHAREHOLDERS

Section 2.01  Annual Meeting.  The annual meeting of the shareholders shall be held in May of each year or at such other time designated by the Board of Directors and as is provided for in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as may come before the meeting.  If the election of directors shall not be held on the day designated for the annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

Section 2.02  Special Meetings.  Special meetings of the shareholders may be called at any time by the chairman of the board, the president, or by the Board of Directors, or in their absence or disability, by any vice president, and shall be called by the president or, in his or her absence or disability, by a vice president or by the secretary on the written request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting, such written request to state the purpose or purposes of the meeting and to be delivered to the president, each vice-president, or secretary.  In case of failure to call such meeting within 60 days after such request, such shareholder or shareholders may call the same.

Section 2.03  Place of Meetings.  The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors.  A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting.  If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the principal office of the corporation.

Section 2.04  Notice of Meetings.  The secretary or assistant secretary, if any, shall cause notice of the time, place, and purpose or purposes of all meetings of the shareholders (whether annual or special), to be mailed at least ten days, but not more than 50 days, prior to the meeting, to each shareholder of record entitled to vote.

Section 2.05  Waiver of Notice.  Any shareholder may waive notice of any meeting of shareholders (however called or noticed, whether or not called or noticed and whether before, during, or after the meeting), by signing a written waiver of notice or a consent to the holding of such meeting, or an approval of the minutes thereof.  Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of call or notice regardless of whether waiver, consent, or approval is signed or any objections are made.  All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.

Section 2.06  Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any annual meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the share transfer books shall be closed, for the purpose of determining shareholders entitled to notice of or to vote at such meeting, but not for a period exceeding fifty (50) days.  If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at such meeting, such books shall be closed for at least ten (10) days immediately preceding such meeting.

In lieu of closing the share transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.  Failure to comply with this Section shall not affect the validity of any action taken at a meeting of shareholders.

Section 2.07  Voting Lists.  The officer or agent of the corporation having charge of the share transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of, and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder during the whole time of the meeting.  The original share transfer book shall be prima facie evidence as to the shareholders who are entitled to examine such list or transfer books, or to vote at any meeting of shareholders.

Section 2.08  Quorum.  One-half of the total voting power of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders.  If a quorum is present, the affirmative vote of the majority of the voting power represented by shares at the meeting and entitled to vote on the subject shall constitute action by the shareholders, unless the vote of a greater number or voting by classes is required by the laws of the state of incorporation of the corporation or the Articles of Incorporation.  If less than one-half of the outstanding voting power is represented at a meeting, a majority of the voting power represented by shares so present may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 2.09  Voting of Shares.  Each outstanding share of the corporation entitled to vote shall be entitled to one vote on each matter submitted to vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or series of stock are determined and specified as greater or lesser than one vote per share in the manner provided by the Articles of Incorporation.

Section 2.10  Proxies.  At each meeting of the shareholders, each shareholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such shares, as the case may be, as shown on the share transfer of the corporation or by his or her or her attorney thereunto duly authorized in writing.  Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting.  In the event that any such instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated.  Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held and the persons whose shares are pledged shall be entitled to vote, unless in the transfer by the pledge or on the books of the corporation he or she shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his or her or her proxy, may represent such shares and vote thereon.

Section 2.11  Written Consent to Action by Shareholders.  Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE III

DIRECTORS

Section 3.01  General Powers.  The property, affairs, and business of the corporation shall be managed by its Board of Directors.  The Board of Directors may exercise all the powers of the corporation whether derived from law or the Articles of Incorporation, except such powers as are by statute, by the Articles of Incorporation or by these Bylaws, vested solely in the shareholders of the corporation.

Section 3.02  Number, Term, and Qualifications.  The Board of Directors shall consist of three to nine persons.  Increases or decreases to said number may be made, within the numbers authorized by the Articles of Incorporation, as the Board of Directors shall from time to time determine by amendment to these Bylaws.  An increase or a decrease in the number of the members of the Board of Directors may also be had upon amendment to these Bylaws by a majority vote of all of the shareholders, and the number of directors to be so increased or decreased shall be fixed upon a majority vote of all of the shareholders of the corporation.  Each director shall hold office until the next annual meeting of shareholders of the corporation and until his or her successor shall have been elected and shall have qualified.  Directors need not be residents of the state of incorporation or shareholders of the corporation.

Section 3.03  Classification of Directors.  In lieu of electing the entire number of directors annually, the Board of Directors may provide that the directors be divided into either two or three classes, each class to be as nearly equal in number as possible, the term of office of the directors of the first class to expire at the first annual meeting of shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class, if any, to expire at the third annual meeting after their election.  At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the second succeeding annual meeting, if there be two classes, or until the third succeeding annual meeting, if there be three classes.

Section 3.04  Regular Meetings.  A regular meeting of the Board of Directors shall be held without other notice than this bylaw immediately following, and at the same place as, the annual meeting of shareholders.  The Board of Directors may provide by resolution the time and place, either within or without the state of incorporation, for the holding of additional regular meetings without other notice than such resolution.

Section 3.05  Special Meetings.  Special meetings of the Board of Directors may be called by or at the request of the president, vice president, or any two directors.  The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the Board of Directors called by them.

Section 3.06  Meetings by Telephone Conference Call.  Members of the Board of Directors may participate in a meeting of the Board of Directors or a committee of the Board of Directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 3.07  Notice.  Notice of any special meeting shall be given at least ten (10) days prior thereto by written notice delivered personally or mailed to each director at his or her regular business address or residence, or by telegram.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid.  If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company.  Any director may waive notice of any meeting.  Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.08  Quorum.  A majority of the number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 3.09  Manner of Acting.  The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, and the individual directors shall have no power as such.

Section 3.10  Vacancies and Newly Created Directorship.  If any vacancies shall occur in the Board of Directors by reason of death, resignation or otherwise, or if the number of directors shall be increased, the directors then in office shall continue to act and such vacancies or newly created directorships shall be filled by a vote of the directors then in office, though less than a quorum, in any way approved by the meeting.  Any directorship to be filled by reason of removal of one or more directors by the shareholders may be filled by election by the shareholders at the meeting at which the director or directors are removed.

Section 3.11  Compensation.  By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 3.12  Presumption of Assent.  A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her or her dissent shall be entered in the minutes of the meeting, unless he or she shall file his or her or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.13  Resignations.  A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any.  The resignation shall become effective on its acceptance by the Board of Directors; provided, that if the board has not acted thereon within ten days from the date presented, the resignation shall be deemed accepted.

Section 3.14  Written Consent to Action by Directors.  Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be.  Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.

Section 3.15  Removal.  At a meeting expressly called for that purpose, one or more directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors.

ARTICLE IV

OFFICERS

Section 4.01  Number.  The officers of the corporation shall be a president, one or more vice-presidents, as shall be determined by resolution of the Board of Directors, a secretary, a treasurer, and such other officers as may be appointed by the Board of Directors.  The Board of Directors may elect, but shall not be required to elect, a chairman of the board and the Board of Directors may appoint a general manager.

Section 4.02  Election, Term of Office, and Qualifications.  The officers shall be chosen by the Board of Directors annually at its annual meeting.  In the event of failure to choose officers at an annual meeting of the Board of Directors, officers may be chosen at any regular or special meeting of the Board of Directors.  Each such officer (whether chosen at an annual meeting of the Board of Directors to fill a vacancy or otherwise) shall hold his or her office until the next ensuing annual meeting of the Board of Directors and until his or her successor shall have been chosen and qualified, or until his or her death, or until his or her resignation or removal in the manner provided in these Bylaws.  Any one person may hold any two or more of such offices, except that the president shall not also be the secretary.  No person holding two or more offices shall act in or execute any instrument in the capacity of more than one office.  The chairman of the board, if any, shall be and remain a director of the corporation during the term of his or her office.  No other officer need be a director.

Section 4.03  Subordinate Officers, Etc.  The Board of Directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the Board of Directors from time to time may determine.  The Board of Directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties.  Subordinate officers need not be shareholders or directors.

Section 4.04  Resignations.  Any officer may resign at any time by delivering a written resignation to the Board of Directors, the president, or the secretary.  Unless otherwise specified therein, such resignation shall take effect on delivery.

Section 4.05  Removal.  Any officer may be removed from office at any special meeting of the Board of Directors called for that purpose or at a regular meeting, by vote of a majority of the directors, with or without cause.  Any officer or agent appointed in accordance with the provisions of Section 4.03 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the Board of Directors.

Section 4.06  Vacancies and Newly Created Offices.  If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause, or if a new office shall be created, then such vacancies or new created offices may be filled by the Board of Directors at any regular or special meeting.

Section 4.07  The Chairman of the Board.  The Chairman of the Board, if there be such an officer, shall have the following powers and duties.

(a)  He or she shall preside at all shareholders' meetings;

(b)  He or she shall preside at all meetings of the Board of Directors; and

(c)  He or she shall be a member of the executive committee, if any.

Section 4.08  The President.  The president shall have the following powers and duties:

(a)  If no general manager has been appointed, he or she shall be the chief executive officer of the corporation, and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents;

(b)  If no chairman of the board has been chosen, or if such officer is absent or disabled, he or she shall preside at meetings of the shareholders and Board of Directors;

(c)  He or she shall be a member of the executive committee, if any;

(d)  He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

(e)  He or she shall have all power and shall perform all duties normally incident to the office of a president of a corporation, and shall exercise such other powers and perform such other duties as from time to time may be assigned to him or her by the Board of Directors.

Section 4.09  The Vice Presidents.  The Board of Directors may, from time to time, designate and elect one or more vice presidents, one of whom may be designated to serve as executive vice president.  Each vice president shall have such powers and perform such duties as from time to time may be assigned to him or her by the Board of Directors or the president.  At the request or in the absence or disability of the president, the executive vice president or, in the absence or disability of the executive vice president, the vice president designated by the Board of Directors or (in the absence of such designation by the Board of Directors) by the president, the senior vice president, may perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the president.

Section 4.10  The Secretary.  The secretary shall have the following powers and duties:

(a)  He or she shall keep or cause to be kept a record of all of the proceedings of the meetings of the shareholders and of the board or directors in books provided for that purpose;

(b)  He or she shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by statute;

(c)  He or she shall be the custodian of the records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed, he or she may attest the same;

(d)  He or she shall assume that the books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed;

(e)  He or she shall have charge of the share books of the corporation and cause the share transfer books to be kept in such manner as to show at any time the amount of the shares of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the number of shares held by each holder and time when each became such holder or record; and he or she shall exhibit at all reasonable times to any director, upon application, the original or duplicate share register.  He or she shall cause the share book referred to in Section 6.04 hereof to be kept and exhibited at the principal office of the corporation, or at such other place as the Board of Directors shall determine, in the manner and for the purposes provided in such Section;

(f)  He or she shall be empowered to sign certificates representing shares of the corporation, the issuance of which shall have been authorized by the Board of Directors; and

(g)  He or she shall perform in general all duties incident to the office of secretary and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

Section 4.11  The Treasurer.  The treasurer shall have the following powers and duties:

(a)  He or she shall have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation;

(b)  He or she shall cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with Section 5.03 hereof;

(c)  He or she shall cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in Section 5.04 hereof) drawn on the authorized depositories of the corporation, and cause to be taken and preserved property vouchers for all monies disbursed;

(d)  He or she shall render to the Board of Directors or the president, whenever requested, a statement of the financial condition of the corporation and of all of this transactions as treasurer, and render a full financial report at the annual meeting of the shareholders, if called upon to do so;

(e)  He or she shall cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any director on request during business hours;

(f)  He or she shall be empowered from time to time to require from all officers or agents of the corporation reports or statements given such information as he or she may desire with respect to any and all financial transactions of the corporation; and

(g)  He or she shall perform in general all duties incident to the office of treasurer and such other duties as are given to him or her by these Bylaws or as from time to time may be assigned to him or her by the Board of Directors or the president.

Section 4.12  General Manager.  The Board of Directors may employ and appoint a general manager who may, or may not, be one of the officers or directors of the corporation.  The general manager, if any shall have the following powers and duties:

(a)  He or she shall be the chief executive officer of the corporation and, subject to the directions of the Board of Directors, shall have general charge of the business affairs and property of the corporation and general supervision over its officers, employees, and agents:

(b)  He or she shall be charged with the exclusive management of the business of the corporation and of all of its dealings, but at all times subject to the control of the Board of Directors;

(c)  Subject to the approval of the Board of Directors or the executive committee, if any, he or she shall employ all employees of the corporation, or delegate such employment to subordinate officers, and shall have authority to discharge any person so employed; and

(d)  He or she shall make a report to the president and directors as often as required, setting forth the results of the operations under his or her charge, together with suggestions looking toward improvement and betterment of the condition of the corporation, and shall perform such other duties as the Board of Directors may require.

Section 4.13  Salaries.  The salaries and other compensation of the officers of the corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 4.03 hereof.  No officer shall be prevented from receiving any such salary or compensation by reason of the fact that he or she is also a director of the corporation.

Section 4.14  Surety Bonds.  In case the Board of Directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his or her duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come into his or her hands.

ARTICLE V

EXECUTION OF INSTRUMENTS, BORROWING OF MONEY,

AND DEPOSIT OF CORPORATE FUNDS

Section 5.01  Execution of Instruments.  Subject to any limitation contained in the Articles of Incorporation or these Bylaws, the president or any vice president or the general manager, if any, may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the Board of Directors.  The Board of Directors may, subject to any limitation contained in the Articles of Incorporation or in these Bylaws, authorize in writing any officer or agent to execute and delivery any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.

Section 5.02  Loans.  No loans or advances shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the Board of Directors.  Any such authorization may be general or confined to specific instances.

Section 5.03  Deposits.  All monies of the corporation not otherwise employed shall be deposited from time to time to its credit in such banks and or trust companies or with such bankers or other depositories as the Board of Directors may select, or as from time to time may be selected by any officer or agent authorized to do so by the Board of Directors.

Section 5.04  Checks, Drafts, Etc.  All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these Bylaws, evidences of indebtedness of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the Board of Directors from time to time may determine.  Endorsements for deposit to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the Board of Directors from time to time may determine.

Section 5.05  Bonds and Debentures.  Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation.  The seal may be a facsimile, engraved or printed.  Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation's officers named thereon may be a facsimile.  In case any officer who signed, or whose facsimile signature has been used on any such bond or debenture, should cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.

Section 5.06  Sale, Transfer, Etc. of Securities.  Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation, and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment, shall be effected by the president, or by any vice president, together with the secretary, or by any officer or agent thereunto authorized by the Board of Directors.

Section 5.07  Proxies.  Proxies to vote with respect to shares of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation by the president or any vice president and the secretary or assistant secretary of the corporation, or by any officer or agent thereunder authorized by the Board of Directors.

ARTICLE VI

CAPITAL SHARES

Section 6.01  Share Certificates.  Every holder of shares in the corporation shall be entitled to have a certificate, signed by the president or any vice president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class or series of shares owned by him or her in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice president, secretary, or assistant secretary may be a facsimile.  In case any officer who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate, shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it, or whose facsimile signature or signatures shall have been used thereon, has not ceased to be such officer.  Certificates representing shares of the corporation shall be in such form as provided by the statutes of the state of incorporation.  There shall be entered on the share books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the shares represented thereby, the number and kind, class or series of such shares, and the date of issuance thereof.  Every certificate exchanged or returned to the corporation shall be marked "Canceled" with the date of cancellation.

Section  6.02  Transfer of Shares.  Transfers of shares of the corporation shall be made on the books of the corporation by the holder of record thereof, or by his or her attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or any of its transfer agents, and on surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments of transfer, representing such shares.  Except as provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly, shall not be bound to recognize any legal, equitable, or other claim to or interest in such shares on the part of any other person whether or not it or they shall have express or other notice thereof.

Section 6.03  Regulations.  Subject to the provisions of this Article VI and of the Articles of Incorporation, the Board of Directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for shares of the corporation.

Section 6.04  Maintenance of Stock Ledger at Principal Place of Business.  A share book (or books where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the Board of Directors shall determine, containing the names, alphabetically arranged, of original shareholders of the corporation, their addresses, their interest, the amount paid on their shares, and all transfers thereof and the number and class of shares held by each.  Such share books shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.

Section 6.05  Transfer Agents and Registrars.  The Board of Directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing shares of the corporation, and may require all such certificates to bear the signature of either or both.  The Board of Directors may from time to time define the respective duties of such transfer agents and registrars.  No certificate for shares shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such shares, and until registered by a registrar, if at such date the corporation had a registrar for such shares.

Section 6.06  Closing of Transfer Books and Fixing of Record Date.

(a)  The Board of Directors shall have power to close the share books of the corporation for a period of not to exceed 50 days preceding the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or capital shares shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose.

(b)  In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding 50 days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital shares shall go into effect, or a date in connection with obtaining any such consent, as a record date for the determination of the shareholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.

(c)  If the share transfer books shall be closed or a record date set for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for, or such record date shall be, at least ten (10) days immediately preceding such meeting.

Section 6.07  Lost or Destroyed Certificates.  The corporation may issue a new certificate for shares of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his or her legal representatives, to give the corporation a bond in such form and amount as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the board, to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate.  A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so.

Section 6.08  No Limitation on Voting Rights; Limitation on Dissenter's Rights.  To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the corporation elects not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the corporation or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the corporation issued and outstanding or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the corporation.  In particular, to the extent permitted under the laws of the state of incorporation, the corporation elects not to be governed by any such provision, including the provisions of the Utah Control Shares Acquisitions Act, Section 61-6-1 et seq., of the Utah Code Annotated, as amended, or any statute of similar effect or tenor.

ARTICLE VII

EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 7.01  How Constituted.  The Board of Directors may designate an executive committee and such other committees as the Board of Directors may deem appropriate, each of which committees shall consist of two or more directors.  Members of the executive committee and of any such other committees shall be designated annually at the annual meeting of the Board of Directors; provided, however, that at any time the Board of Directors may abolish or reconstitute the executive committee or any other committee.  Each member of the executive committee and of any other committee shall hold office until his or her successor shall have been designated or until his or her resignation or removal in the manner provided in these Bylaws.

Section 7.02  Powers.  During the intervals between meetings of the Board of Directors, the executive committee shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the corporation, except for the power to fill vacancies in the Board of Directors or to amend these Bylaws, and except for such powers as by law may not be delegated by the Board of Directors to an executive committee.

Section 7.03  Proceedings.  The executive committee, and such other committees as may be designated hereunder by the Board of Directors, may fix its own presiding and recording officer or officers, and may meet at such place or places, at such time or times and on such notice (or without notice) as it shall determine from time to time.  It will keep a record of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following.

Section 7.04  Quorum and Manner of Acting.  At all meeting of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee.  The members of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, shall act only as a committee and the individual members thereof shall have no powers as such.

Section 7.05  Resignations.  Any member of the executive committee, and of such other committees as may be designated hereunder by the Board of Directors, may resign at any time by delivering a written resignation to either the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he or she is a member, if any shall have been appointed and shall be in office.  Unless otherwise specified herein, such resignation shall take effect on delivery.

Section 7.06  Removal.  The Board of Directors may at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.

Section 7.07  Vacancies.  If any vacancies shall occur in the executive committee or of any other committee designated by the Board of Directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and, provided that two or more members are remaining, continue to act.  Such vacancy may be filled at any meeting of the Board of Directors.

Section 7.08  Compensation.  The Board of Directors may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder, who is not an active salaried employee of the corporation for attendance at each meeting of said committee.

ARTICLE VIII

INDEMNIFICATION, INSURANCE, AND

OFFICER AND DIRECTOR CONTRACTS

Section 8.01  Indemnification:  Third Party Actions.  The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

Section 8.02  Indemnification:  Corporate Actions.  The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 8.03  Determination.  To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 8.01 and 8.02 hereof, or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.  Any other indemnification under Sections 8.01 and 8.02 hereof, shall be made by the corporation upon a determination that indemnification of the officer, director, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 8.01 and 8.02 hereof.  Such determination shall be made either (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding; or (ii) by independent legal counsel on a written opinion; or (iii) by the shareholders by a majority vote of a quorum of shareholders at any meeting duly called for such purpose.

Section 8.04  General Indemnification.  The indemnification provided by this Section shall not be deemed exclusive of any other indemnification granted under any provision of any statute, in the corporation's Articles of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs and legal representatives of such a person.

Section 8.05  Advances.  Expenses incurred in defending a civil or criminal action, suit, or proceeding as contemplated in this Section may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon a majority vote of a quorum of the Board of Directors and upon receipt of an undertaking by or on behalf of the director, officers, employee, or agent to repay such amount or amounts unless if it is ultimately determined that he or she is to indemnified by the corporation as authorized by this Section.

Section 8.06  Scope of Indemnification.  The indemnification authorized by this Section shall apply to all present and future directors, officers, employees, and agents of the corporation and shall continue as to such persons who ceases to be directors, officers, employees, or agents of the corporation, and shall inure to the benefit of the heirs, executors, and administrators of all such persons and shall be in addition to all other indemnification permitted by law.

8.07.  Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against any such liability and under the laws of the state of incorporation, as the same may hereafter be amended or modified.

ARTICLE IX

FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE X

DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by the Articles of Incorporation and these Bylaws.

ARTICLE XI

AMENDMENTS

All Bylaws of the corporation, whether adopted by the Board of Directors or the shareholders, shall be subject to amendment, alteration, or repeal, and new Bylaws may be made, except that:

(a)  No Bylaws adopted or amended by the shareholders shall be altered or repealed by the Board of Directors.

(b)  No Bylaws shall be adopted by the Board of Directors which shall require more than a majority of the voting shares for a quorum at a meeting of shareholders, or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law; provided, however that (i) if any Bylaw regulating an impending election of directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (ii) no amendment, alteration or repeal of this Article XI shall be made except by the shareholders.

CERTIFICATE OF SECRETARY

The undersigned does hereby certify that he or she is the secretary of Zaldiva, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Nevada; that the above and foregoing Bylaws of said corporation were duly and regularly adopted as such by the Board of Directors of the corporation at a meeting of the Board of Directors, and that the above and foregoing Bylaws are now in full force and effect.

/s/ John A. Palmer, Jr.

John A. Palmer, Jr., Secretary

APPENDIX “D”

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of the _____ day of October, 2011, by and between Zaldiva, Inc., a Nevada corporation (the “Surviving Corporation”), and Zaldiva, Inc., a Florida corporation (“Merging Corporation”). Surviving Corporation and Merging Corporation are sometimes collectively referred to hereinafter as the “Constituent Corporations.”

RECITALS

WHEREAS, Surviving Corporation is a corporation organized and existing under the laws of the State of Nevada and is a wholly-owned subsidiary of Merging Corporation;

WHEREAS, Merging Corporation is a corporation organized and existing under the laws of the State of Florida; and

WHEREAS, Surviving Corporation and Merging Corporation and their respective Boards of Directors deem it advisable and in the best interests of the corporations and their respective stockholders to merge Merging Corporation with and into Surviving Corporation pursuant to the Nevada Revised Statutes and the Florida Statutes upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises, the mutual covenants, herein contained, and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that Merging Corporation shall be merged with and into Surviving Corporation (the “Merger”) pursuant to the terms and conditions herein set forth.

AGREEMENT

1.

General.

1.1            The Merger. On the Effective Date (as herein defined) of the Merger, Merging Corporation shall be merged with and into Surviving Corporation and the separate existence of Merging Corporation shall cease and Surviving Corporation shall survive such Merger. The name of Surviving Corporation shall be Zaldiva, Inc.    The Certificate of Incorporation as in effect immediately prior to the Effective Date in the form attached hereto as Exhibit A shall be the certificate of incorporation of Surviving Corporation after consummation of the Merger.   The Bylaws of Surviving Corporation as in effect immediately prior to the Effective Date shall be the Bylaws of Surviving Corporation after consummation of the Merger.

1.3            Directors and Officers. The directors and officers of Merging Corporation shall, from and after the Effective Date, be the directors and officers of Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

1.4            Property and Liabilities of Constituent Corporations. On the Effective Date, the separate existence of Merging Corporation shall cease and Merging Corporation shall be merged into Surviving Corporation. Surviving Corporation, from and after the Effective Date, shall possess all the rights, privileges, powers and franchises of whatsoever nature and description, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed,   of

and debts due to either of the Constituent Corporations on whatever account as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in Surviving Corporation; and all property, rights, privileges, powers and franchises, and all other interests shall be thereafter as effectually the property of Surviving Corporation as they were of the several and respective Constituent Corporations and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. All rights of creditors and all liens upon the property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations thenceforth shall attach to Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any claim existing or action or proceeding, whether civil, criminal or administrative, pending by or against either Constituent Corporation may be prosecuted to judgment or decree as if the Merger had not taken place, or Surviving Corporation may be substituted in such action or proceeding.

1.5            Further Assurances. Merging Corporation agrees that, at any time, or from time to time, as and when requested by Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action as Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting or devolution of any property, right, privilege or franchise or to vest or perfect in or confirm to Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, franchises and interests referred to in this Section 1 herein and otherwise to carry out the intent and purposes hereof.

1.6            Effective Date. The Merger shall become effective on the later of (a) the day on which an executed copy of Articles of Merger is filed with the Secretary of State of the State of Nevada in the manner required by the Nevada Revised Statutes and (b) the day on which an executed copy of Articles of Merger is filed with the Florida Secretary of State in the manner required by the Florida Statutes (the “Effective Date”).

2.            Conversion of Securities on Merger.

2.1           Effect of Merger on Capital Stock. Each share of Merging Corporation’s common stock, one mill ($0.001) par value per share (other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Shareholders”) that are entitled to and properly exercise appraisal rights pursuant to Section 607.1302 of the Florida Statutes), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one-half (1/2) of one validly issued, fully paid and nonassessable share of Surviving Corporation’s common stock, $0.001 par value per share (the “Surviving Corporation Common Stock”).  Each share of Merging Corporation’s preferred stock, one mill ($0.001) par value per share (other than shares Dissenting Shares that are owned by Dissenting Shareholders that are entitled to and properly exercise appraisal rights pursuant to Section 607.1302 of the Florida Statutes), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one-half (1/2) of one validly issued, fully paid and nonassessable share of Surviving Corporation’s preferred stock, $0.001 par value per share (the “Surviving Corporation Preferred Stock”).  In the event that any such conversion would result in a stockholder holding a fractional share in the Surviving Corporation, such fractional share shall be rounded up to the nearest whole share.  By way of example, if a stockholder holds 101 shares of the Merging Corporation immediately prior to such conversion, he/she/it shall be entitled to receive 51 shares of the Surviving Corporation upon conversion.  Each share of Surviving

Corporation’s common stock and preferred stock issued and outstanding immediately before the Effective Date of the Merger shall be canceled without any consideration being issued or paid therefore, without any further action on the part of the holder thereof.

2.2            Effect of Merger on Options, Warrants and Notes. Each option and warrant of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of securities to acquire common stock of the Merging Corporation, converted into the identical right to acquire one-half (1/2) of the number of shares of Surviving Corporation Common Stock as the number of shares of common stock of the Merging Corporation that were acquirable pursuant to such option, warrant or other security, with the conversion/exercise price of such security to be adjusted accordingly, such that the total consideration paid to the Surviving Corporation upon exercise/conversion of all such securities shall be equal to the total consideration that would have been paid upon exercise/conversion of the comparable securities of the Merging Corporation. Each Note of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of securities to acquire common stock of the Merging Corporation, converted into the identical right to acquire one-half (1/2) of the number of shares of Surviving Corporation Common Stock as the number of shares of common stock of the Merging Corporation that were acquirable pursuant to such Note, with the conversion price of such Note to be adjusted accordingly, such that the total consideration paid to the Surviving Corporation upon conversion of all such securities shall be equal to the total consideration that would have been paid upon conversion of the comparable securities of the Merging Corporation..

2.3            Certificates. At and after the Effective Date, all of the outstanding certificates which immediately prior thereto represented shares of Merging Corporation common stock or preferred stock (other than Dissenting Shares), or options, warrants or other securities of the Merging Corporation, shall be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Corporation Stock, or preferred stock, options, warrants or other securities of Surviving Corporation, as the case may be, into which the shares of Merging Corporation stock, or preferred stock, options, warrants or other securities of the Surviving Corporation, as the case may be, represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Stock, or options, warrants or other securities of Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

2.4            Appraisal Rights. No Dissenting Shareholder shall be entitled to shares of Surviving Corporation Stock hereunder if the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the Florida Statutes, and any Dissenting Shareholder shall be entitled to receive only the payment provided by the Florida Statutes with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to appraisal with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to appraisal, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Surviving Corporation Stock.

3.           Foreign Qualification. Surviving Corporation covenants and agrees, to the extent required by applicable law, to register or qualify, as applicable, to do business as a foreign corporation in those states in which Merging Corporation is qualified to do business immediately prior to the Effective Date.

4.            Conditions to the Obligations of the Constituent Corporations to Effect the Merger.

4.1            Approval by Stockholders. The stockholders of Merging Corporation shall have approved the Merger and this Merger Agreement in accordance with Florida law.

4.2            Governmental Approvals; No Restraints. No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction that prohibits, restrains, enjoins or restricts the consummation of the Merger.

5.            Amendment. The respective Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Merging Corporation shall not (a) alter or change the amount or kind of shares, securities, cash, property or rights to be received under this Merger Agreement by the shareholders of Merging Corporation; (b) alter or change any term of the Articles of Incorporation of Surviving Corporation; or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the shareholders of Merging Corporation.

6.            Miscellaneous.

6.1            Counterparts. This Merger Agreement may be executed in any number of counterparts and via facsimile or other similar electronic transmission, each of which shall be deemed to be an original, and all of which taken together shall constitute one Merger Agreement.

6.2            Termination. This Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after stockholder approval of this Merger Agreement, by the consent of the Board of Directors of either of the Constituent Corporations.

6.3            Governing Law.  The Merger and this Merger Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

6.4            No Third Party Beneficiaries. This Merger Agreement is for the sole benefit of the parties hereto and is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

6.5            Severability. If any provision of this Merger Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other person or circumstances.

IN WITNESS WHEREOF, the Constituent Corporations have executed this Merger Agreement as of the date and year first above written.

MERGING CORPORATION:
Zaldiva, Inc. a Florida corporation
By: /s/ Nicole Leigh________________________
Nicole Leigh, President

SURVIVING CORPORATION:
Zaldiva, Inc. a Nevada corporation
By: /s/ Nicole Leigh_________________________
Nicole Leigh, President